Exhibit 99.1

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

CONTENTS

Pollard-Kelley Auditing Services, Inc.……………………………………………………………
Auditing Services                        4500 Rockside Road, Suite 450, Independence, OH 44131 330-864-2265

Report of Independent Registered Public Accounting Firm

CD Banc DBA Liberty Capital and Home Consultants, Inc.
Las Vegas, NV

We have audited the accompanying balance sheets of CD Bank DBA Liberty Capital and Home Consultants, Inc., as of December 31, 2007 and December 31, 2006, and the related statements of income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2007 and 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2007, and the results of its operations and it cash flows for the year ended December 31, 2007 and December 31, 2006, in conformity with U.S. generally accepted accounting standards.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard-Kelley Auditing Services, Inc.

Independence, Ohio
May 27, 2008 for the December 31, 2007 financial statements
January 19, 2009 for the December 31, 2006 financial statements

CDBANC LLC
DBA
HOME CONSULTANT’S INC. /LIBERTY CAPITAL
BALANCE SHEETS
AS OF DECEBER 31, 2007 AND 2006

	2007	2006
ASSETS:

Current assets:
Cash and cash equivalents	$280,126	$--
Accounts receivable	268,790	--
Loan sale receivable	580,964	--
Loans available for sale	8,919,144	--
Loans held for investment	5,015,485	--
Other current assets	21,227	--
Total current assets	15,085,736	--

Fixed assets:
Property and equipment, net	750,910	--
Total fixed assets	750,910	--

Other assets:
Goodwill	1,586,877	--
Security deposits	122,200	--
Total other assets	1,709,077	--

TOTAL ASSETS	$17,545,723	$--

LIABILITIES:

Current liabilities:
Accounts payable and accrued expenses	$1,232,832	$--
Current portion of capital lease obligations	38,005	--
Notes payable	849,873	--
Lines of credit	8,591,318	--
Total current liabilities	10,712,028--

Long term liabilities:
Notes payable	1,366,168	--
Capital lease obligations	74,011	--
Total long term debt	1,440,179	--

TOTAL LIABILITIES	12,152,207	--

Stockholders’ equity:
Members interest subscription receivable	(500,000)	(500,000)
Additional paid in capital	5,515,485	500,000
Accumulated earnings	378,029	--
Total stockholders’ equity	5,393,514	--

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$17,545,723	$--

See accompanying notes to financial statements

CDBANC LLC
DBA
HOME CONSULTANT’S INC. /LIBERTY CAPITAL
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Revenues:
Loan origination	$6,950,306	$--

Expenses:
Salary, wages and payroll taxes	3,492,615	--
Selling, general and administrative	2,607,836	--
Professional fees	311,451	--
Depreciation expense	112,201	--
Total expenses	6,572,277	--

Net income	$378,029	$--

See accompanying notes to financial statements

CDBANC LLC
DBA
HOME CONSULTANT’S INC./LIBERTY CAPITAL
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

			Members' Interest			Total
	Common Stock		Subscription	Additional Paid	Accumulated	Stockholders'
	Shares	Amount	Receivable	In Capital	Earnings	Equity

December 31, 2005	-	$-	$(500,000)	$500,000	$-	$-
						-
Net income	-	-	-	-	-	-

December 31, 2006	-	-	(500,000)	500,000	-	-

Asset purchase				5,015,485		5,015,485
Dividend payments					(48,174)	(48,174)
Net income	-	-	-	-	426,203	426,203
						-
December 31, 2007	-	-	$(500,000)	$5,515,485	$378,029	$5,393,514

See accompanying notes to financial statements

CD BANC LLC
DBA
HOME CONSULTANT’S INC./LIBERTY CAPITAL
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash flows from operating activities:
Net income	$426,203	$--

Adjustments to reconcile net income (loss) from operations to net cash (used in) operations:
Depreciation	112,201	--
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	33,842	--
(Increase) decrease in loan receivable	(101,385)	--
(Increase) decrease in mortgage loans available for sale	(4,076,232)	--
(Increase) decrease in prepaid expenses	33,316	--
Increase (decrease) in accounts payable and accrued expenses accruals expenses	(10,281)	--
Net cash (used in) provided by operating activities	(3,582,336)	--
Cash flows from investing activities:
Purchase of fixed assets	(317,529)	--
Net cash used in investing activities	(317,529)	--
Cash flows from financing activities:
Advances (payments)on lines of credit	3,732,351	--
Proceeds from notes payable	495,814	--
Dividend payments	(48,174)	--
Net cash provided by (used in) financing activities	4,179,991	--
Net decrease in cash and cash equivalents	(280,126)	--
Cash and cash equivalents, beginning of period	--	--
Cash and cash equivalents, end of period	$280,126	$--
Supplemental disclosure of cash flow information
Interest paid	$--	$--

See accompanying notes to financial statements

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

(1)           Nature of Organization:

Description of Business:

CDBANC, LLC (the "Company") is a Nevada limited liability corporation formed in July 28, 2003 to provide services in the mortgage banking industry.  The board of directors of the Company approved on September 1, 2007 to acquire Home Consultant’s Inc. (“HCI”), in a asset purchase agreement.

Home Consultants, Inc/ Liberty Capital, is a Pennsylvania corporation primarily engaging in mortgage banking activities in 28 states and CDBANC each decided with the respective approvals of their board of directors.    Any change in ownership will not be complete until the companies obtain the proper required approvals from related regulatory agencies and banking departments.

On December 31, 2007, the Company purchased a portfolio of mortgage loans from South Lake Capital LLC.,  for a consideration of $5,015,485.  In exchange for the consideration, the Company agreed to issue approximately 2.9 million shares of the Company’s stock, upon completion of a reverse merger into an existing OTCBB shell.  The 2.9 million shares will represent approximately 19.33% of the issued and outstanding shares.This portfolio consisted of 4,926 mortgage loans with a face value in excess of $108 million dollars. The loans were purchased at a discount and are scheduled to be re- performing or sold at foreclosure during the next twelve months and liquidated for cash.

(2)           Summary of Significant Accounting Policies:

Basis of Presentation:

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company's policy is to prepare its financial statements on the accrual basis of accounting. The fiscal year end is December 31.

Principles of Consolidation:

The consolidated financial statements include the accounts of CD Banc and HCI.  All significant inter-company accounts and transactions have been eliminated.

Concentration of Credit Risks:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principaly of temporary cash investments, trade receivables and marketable securities.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Significant estimates made by the Company’s management include, but are not limited to, the realizability of mortgage loans held for sale, mortgage servicing rights, and the recoverability of property and equipment through future operating profits.  Actual results could materially differ from those estimates.

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

Cash and Cash Equivalents:

For the purpose of the statement of cash flows, the Company considers all highly liquid holdings with maturities of three months or less at the time of purchase to be cash equivalents.

Mortgage Loans Held for Sale:

Mortgage loans held for sale to investors are stated at the lower of cost or market value computed on the aggregate method by residential loan type (unrealized losses are offset by unrealized gains) and are evaluated at the end of each year, and are determined by outstanding commitments from investors or current investor yield requirements.  The amount by which cost exceeds market value is accounted for as a valuation allowance and any changes in the valuation allowance are included in the determination of net income.  As of December 31, 2007 and Deember 31, 2006, there was no valuation allowance required as cost was estimated not to exceed market value.  A substantial portion of loans was sold at or greater than the carrying amount at year end to investors within 30 days subsequent to December 31, 2007.

Property and Equipment:

Property and equipment are stated at cost, less accumulated depreciation.  Depreciation is recorded using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years. Depreciation expense related to property and equipment was $112,201 for the year ended December 31, 2007 and $0 for the year ended December 31, 2006. Maintenance and repairs are charged to operations when incurred.  Major betterments and renewals are capitalized.  Gains or losses are recognized upon sale or disposition of assets.

Long-Lived Assets:

The Company accounts for its long-lived assets in accordance with SFAS No. 144, “Accounting For The Impairment or Disposal of Long-Lived Assets” which requires that long-lived assets and certain identifiable intangibles to be held and used by any entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Pursuant to SFAS 144, management of the Company assesses the recoverability of property and equipment by determining whether the depreciation of such assets over their remaining lives can be recovered through projected undiscounted cash flows.  The amount of impairment, if any, is measured based on fair value (projected discounted cash flows) and is charged to operations in the period in which such impairment is determined by management.  To date, management has not identified any impairment of property and equipment.  There can be no assurance, however, that market conditions or demands for the Company’s services will not change which could result in future long-lived asset impairment.

Revenue and Cost Recognition:

Revenue from the sale of loans is recognized at the time the loans are sold or when the Company has shipped the loan file to independent investors consistent with the criteria established in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  At this point, all of the services required to be performed for such revenues have been completed.  Loan origination costs and incremental direct costs are deferred and recognized over the term of the loan as an adjustment of the loan yield until the loan is sold.  Incremental direct costs include credit reports, appraisal fees, document preparation fees, wire fees, tax and filing fees, funding fees and commissions.  When the loan is sold and service is released, the unamortized loan origination costs and incremental direct selling costs are netted against the revenue and recorded to the statement of operations.  Revenue from the servicing of loans is recognized as earned.

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

Income Taxes:

The Company is taxed as a partnership under the Internal Revenue Code through December 31, 2007; as such the taxable income of the Company is passed through to the owners and is taxed on their individual tax returns.  Accordingly there is no tax provision at December 31, 2007 and December 31, 2006.

New Accounting Pronouncements:

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation SFAS No. 123(R) effective December 15, 2005, supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows.  Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Company does not expect the adoption of this standard to have a material impact on its financial statements assuming no employee stock options are granted in the future.  As of December 31, 2007 and 2006, there were no outstanding employee stock options.

(3)           Property and Equipment:

A summary is as follows:

	December 31, 2007	December 31, 2006
Furniture and fixtures	$426,119	$--
Equipment	497,016	--
Software	20,287	--
Leasehold improvements	252,762	--
	1,696,184
Accumulated depreciation	(445,274)	--
Property and equipment, net	$750,910	$--

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

(4)           Accounts Receivable and Other Current Assets:

	2007	2006

Loan sale receivable	$580,964	$--
Account receivable	268,790	--
Other current assets	21,227	--
Total	$870,981	$--

The loan sale receivable is comprised of the estimated revenues of a portion of the loans available for sale for which the Company has incurred certain expenses before they are sold.  At December 31, 2007 and 2006  the balance was $580,964 and $0, respectively .

Accounts receivable is comprised of employee receivables of $35,500, cobra insurance receivable of $10,378, judgement receivable of $103,754 and a note  for $61,523, for the year ended December 31, 2007.  At December 31, 2007 and 2006 the balance was $268,790 and $0, respectively.

For the years ended December 31, 2007 and 2006, other current assets is comprised prepaid insurance of $21,227 and $0, respectively.

(5)           Mortgage Loans Held for Investment:

On December 31, 2007, the Company purchased a portfolio of mortgage loans from South Lake Capital LLC.,  for a consideration of $5,015,485.  This portfolio consisted of 4,926 mortgage loans with a face value in excess of $108 million dollars. The loans were purchased at a discount and are scheduled to be re- performing or sold at foreclosure during the next twelve months and liquidated for cash. In exchange for the consideration, the Company agreed to issue approximately 2.9 million shares of the Company’s stock, upon completion of a reverse merger into an existing OTCBB shell.  The 2.9 million shares will represent approximately 19.33% of the issued and outstanding shares.  The Company also agreed upon completion of such merger to grant seller a warrant to purchase 2.5 million shares  at an exercise price of $1.50 per share.  Management intends to resale the loans or work with a borrower to conform the loan into performing status.

(6)           Goodwill:

The origin of Goodwill is from the acquisition of Home Consultant’s Inc in September of 2007, from the fair market value of assets received, $1,586,877.

The Company has adopted FASB 142.  Under guidance of SFAS 142, net assets of companies acquired in purchase transactions are recorded at fair value at the date of acquisition, as such, the historical cost basis of individual assets and liabilities are adjusted to reflect their fair value.  Identified intangibles are amortized on an accelerated or straight-line basis over the period benefited.  Goodwill is not amortized, but is reviewed for potential impairment on an annual basis at the reporting unit level.  The impairment test is performed in two phases.  The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill.  Of the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, an additional procedure must be performed.  That additional procedure compares the implied fair value of the reporting units’ goodwill (as defined in SFAS 142) with the carrying amount of that goodwill.  An impairment loss is recorded to the extent that the carrying amount of goodwill exceeds its implied fair value.

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

(7)           Security Deposits:

The Company has made various deposits for rent and equipment totaling $122,200.

(8)           Accounts Payable and Accrued Expenses:

	2007	2006
Accounts payable	$1,125,139	$-
Escrow liabilities	62,738	-
Accrued payroll	44,955	-
Capital lease payable	112,016	-

	$1,344,848	$-

Capital Lease Obligations

The Company leases office equipment under two capital leases expiring in July 2011.  The assets and liabilities under capital leases are recorded  at the lower of the present value of the minimum lease payments or the fair value of the assets.  The assets are amortized over the lower of their related lease terms or their estimated productive lives.  Amortization of assets under capital leases is included in depreciation expense.  The current portion of the obligation is $38,005 and the long term portion is $74,011.

Minimum future lease payments under capital leases are as follows:

Years ending
December 31,
2008	$38,005
2009	38,005
2010	36,006
Thereafter	--
$112,016

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

(9)           Notes Payable

A summary of notes payable is as follows:
	December 31, 2007	December 31, 2006
Unsecured loan from Amerihome Mortgage Capital, bearing interest at 1.5% above prime per annum, maturing on 1/26/2009.	$302,624	$--
Unsecured letter of credit from a bank, bearing interest at 8.75% per annum, maturing on 6/15/2008.	49,000	--
Unsecured note payable from a bank, bearing interest at 2% above prime per annum, maturing on 7/30/2009.	49,000	--
Unsecured note payable from a bank, bearing interest at 2% above prime per annum, maturing on 1/18/2009.	39,000	--
Unsecured loan from Great Venture Inc., bearing interest at 2% above prime per annum, maturing on 6/15/2008.	199,732	--
Unsecured loan from Hamlin Village Inc., bearing interest at 2% above prime per annum, maturing on 1/18/2009.	195,233	--
Secured loan from Mailig Ltd, bearing interest at 5.5% above six month Libor, maturing on 10/1/2008.	98,367	--
Secured loan from a bank, bearing interest at 1.5% above prime per annum, maturing on 12/12/2010.	99,000	--
Unsecured line of credit from a bank, bearing interest at 4% per annum, payable upon demand.	35,548	--
Unsecured note payable from OK Funding, bearing interest at prime plus 2%, renewable annually.	268,226	--
Unsecured note from an individual, bearing interest at 2% above prime per annum, maturing on 9/15/2009.	150,000	--

	December 31, 2007	December 31, 2006
Unsecured note from individuals, bearing interest at 2% above prime, maturing on 9/30/2009.	185,000	--
Secured note from a bank maturing on June 15, 2009.	346,312	--
Secured note from a bank maturing on June 15, 2008.	199,000	--
	2,216,041	--

Less current maturities	(849,873)	--
	$1,366,168	$--

The following table summarizes the aggregate maturities of debt:

Years ending
2008	$849,873
2009	1,267,168
2010	99,000
Thereafter	--
$2,216,041

(10)          Warehouse Lines of Credit:

Loans that are closed using our own credit facilities are funded through short term borrowings on our warehouse lines of credit. We pay interest on funds advanced under the warehouse line of credit at a pre-negotiated rate. The rate at which we borrow is variable in nature and typically averages between 7.33% and 9.25%. The facilities are secured by the mortgage loans financed through the line, The additional proceeds earned from loan sales also replenish working capital.

The following are the balances on the Company’s warehouse lines of credit dba as Home Consultant’s Inc. and Liberty Capital as of December 31, 2007 and 2006, respectively:

Limit	Balance 12/31/2007	Balance 12/31/2006

$15,000,000	$3,478,284	$--
10,000,000	2,384,641	--
3,000,000	1,775,335	--
2,000,000	480,558	--
472,500	472,500	--
$30,472,500	$8,591,318	$--

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

(11)          Commitments and Contingencies:

Operating Leases

The Company leases its facilities that expire through the year 2010.  These agreements generally provide that the Company pay operating costs such as taxes, insurance, and maintenance.  During the year ended December 31, 2006 there were no operating leases.

Future annual minimum payments under operating leases are as follows:

Years ending
December 31,
2008	$144,000
2009	144,000
2010	48,000
Thereafter	-
$336,000

Rental expense under operating leases for the years ended December 31, 2007 and 2006 was $216,836 and $0, respectively.

(12)         Equity:

The founding members on December 31, 2005, agreed to purchase their interest in the Company for $500,000 as a subscription receivable.  There are no terms to the receivable and the commitment will be fulfilled when the founding members elects to do so.  The commitment was not fulfilled at December 31, 2007 and 2006.

On December 31, 2007, the Company purchased a portfolio of mortgage loans from South Lake Capital LLC.,  for a consideration of $5,015,485.  In exchange for the consideration, the Company agreed to issue approximately 2.9 million shares of the Company’s stock, upon completion of a reverse merger into an existing OTCBB shell.  The 2.9 million shares will once issued represent approximately 19.33% of the issued and outstanding shares.

On September 1, 2007, the company acquired through an asset purchase the assets and liabilities of Home Consultant’s Inc. The Company agreed to issue 3,443,500 shares of the Company’s stock as consideration, upon completion of a reverse merger into an existing OTCBB shell.  The 3,443,500 shares will represent approximately 23% of the issued and outstanding shares of the Company upon completion.

(13)        Acquisition and Disposition of Assets:

On September 1, 2007, the company acquired through an asset purchase the assets and liabilities of Home Consultant’s Inc. a Pennsylvania corporation primarily engaging in mortgage banking activities in 28 states. The acquisition is pending approval from related regulatory agencies and Banking departments.

The Company agreed to issue 3,443,500 shares of the Company’s stock, upon completion of a reverse merger into an existing OTCBB shell.  The 3,443,500 shares will represent approximately 23% of the issued and outstanding shares of the Company upon completion.

CDBANC LLC
DBA
HOME CONSULTANT’S INC. AND LIBERTY CAPITAL
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

On the purchase date September 01, 2007, the following assets and liabilities were acquired:

ASSETS:
Current assets:
Cash	$418,439
Loans available for sale	4,842,912
Loan receivable	479,579
Accounts receivable	302,632
Other current assets	8,665
Total current assets	6,052,228

Property and equipment, net	495,786

Other assets:
Deposits	168,078
Total other assets	168,078

TOTAL ASSETS	$6,716,091

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$1,355,129
Notes payable	1,720,227
Line of credit	5,227,612
Total current liabilities	8,302,968

TOTAL LIABILITIES	8,302,968

NET ASSETS LESS LIABILITIES	$(1,586,877)